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                 FORM OF AMENDMENT NO. 2 TO SUBSIDIARY GUARANTY

         THIS AMENDMENT, dated as of July 15, 1997, by (i) each of the Guarantors which is a party to the Subsidiary Guaranty referred to below (the "ORIGINAL GUARANTORS"); (ii) the following additional Subsidiary of the Company:
SAFETY COMPONENTS FABRIC TECHNOLOGIES, INC., a [Delaware] corporation (together with its successors and assigns, the "ADDITIONAL SUBSIDIARY GUARANTOR"); and
(iii) KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (the "ADMINISTRATIVE AGENT" ) under the Credit Agreement referred to in the Subsidiary Guaranty identified below:

         PRELIMINARY STATEMENTS:

         (1) The Original Guarantors have heretofore entered into the Subsidiary Guaranty, dated as of May 21, 1997, in favor of the Administrative Agent, as amended by Amendment No. 1 to Subsidiary Guaranty dated as of June 2, 1997 (as so amended, the "Subsidiary Guaranty"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

         (2) The parties hereto desire to amend certain of the terms and provisions of the Subsidiary Guaranty, all as more fully set forth below.

         NOW, THEREFORE, the parties hereby agree as follows:

         1. JOINDER OF ADDITIONAL SUBSIDIARY GUARANTOR. Effective upon the execution and delivery of this Amendment, the Additional Subsidiary Guarantor hereby joins in and becomes a party to the Subsidiary Guaranty, as amended hereby, as a Guarantor thereunder as fully as if it had been an original signatory to the Subsidiary Guaranty. All representations, warranties, covenants, agreements and waivers contained in the Subsidiary Guaranty, as amended hereby, applicable to Guarantors thereunder shall apply to the Additional Subsidiary Guarantor from and after the date of execution and delivery of this Amendment.

         2. ADDITIONS TO SCHEDULE 1. Schedule 1 to the Subsidiary Guaranty is amended by the addition of the following information:

                  Safety Components Fabric Technologies, Inc.
                  c/o Safety Components International, Inc.
                  3190 Pullman Street
                  Costa Mesa, CA 92626
                           Attn: Chief Financial Officer

         3. RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Subsidiary Guaranty, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Subsidiary Guaranty are ratified and confirmed and shall continue in full force and effect.
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         4. MISCELLANEOUS. The terms and provisions of sections 13, 14, 15, 16,
20, 22, 23 and 24 of the Subsidiary Guaranty are hereby incorporated into this Amendment as if set forth in full herein, except that references in such incorporated terms and provisions to "this Guaranty", "herein", "hereby" and words of similar import shall be deemed to refer to this Amendment instead of the Subsidiary Guaranty.

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         The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may increase the amount of any deficiency owing in connection with the transaction. EACH OF THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE MORTGAGED PROPERTY.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                     AUTOMOTIVE SAFETY COMPONENTS
                                     INTERNATIONAL, INC.


                                     BY:____________________________________
                                              EXECUTIVE VICE PRESIDENT

                                     ASCI HOLDINGS GERMANY (DE), INC.


                                     BY:____________________________________
                                              EXECUTIVE VICE PRESIDENT

                                     ASCI HOLDINGS CZECH (DE), INC.


                                     BY:____________________________________
                                              EXECUTIVE VICE PRESIDENT

                                     ASCI HOLDINGS MEXICO (DE), INC.


                                     BY:____________________________________
                                              EXECUTIVE VICE PRESIDENT

                                     ASCI HOLDINGS U.K. (DE), INC.


                                     BY:____________________________________
                                              EXECUTIVE VICE PRESIDENT
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                                     ASCI HOLDINGS ASIA (DE), INC.
                                     BY:____________________________________
                                              EXECUTIVE VICE PRESIDENT